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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------
                                    FORM 8-K
                                 ---------------




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 11, 1999

                         COMMISSION FILE NUMBER: 0-26040

                         COMPUTER LEARNING CENTERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                      36-3501869
        (State or other jurisdiction of      (I.R.S. Employer
         incorporation or organization)     Identification No.)


     11350 RANDOM HILLS ROAD, SUITE 240
             FAIRFAX, VIRGINIA                     22030
  (Address of principal executive offices)       (Zip Code)


                                 (703) 359-9333
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On January 11, 1999, Computer Learning Centers, Inc. ("CLC") issued a press release announcing that it had entered into a memorandum of understanding to settle a previously disclosed class-action shareholder lawsuit filed against CLC in early 1998. A copy of the press release is being filed herewith as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press Release dated January 11, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMPUTER LEARNING CENTERS, INC.


                                 By:          /s/ Charles L. Cosgrove
                                       ---------------------------------
Dated: January 19, 1999                     Charles L. Cosgrove
                                            Chief Financial Officer & Secretary